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                                                                   Exhibit 10.45

                    ASSIGNMENT AND ACCEPTANCE OF SPLIT DOLLAR
                       LIFE INSURANCE POLICY AND AGREEMENT

This ASSIGNMENT AND ACCEPTANCE is made effective this [                 ], as to
the Employee and the Employer, and effective this [                 ], 1995 as
to the Trustee by Filene's Basement Corp. (the "Employer") to FIRST NATIONAL BANK OF CHICAGO, as Trustee (together with its successors in trust, the "Trustee") under the Filene's Basement Corp. Executive Severance Plan Trust
Agreement (the "Trust Agreement") effective [              ], between Employer
and Trustee for the benefit of [             ] ("the Executive") (the "Trust").

                                   WITNESSETH:

WHEREAS, the Employer and the Executive have procured the issuance of one or more life insurance contracts (each referred to as the "Policy" and all referred to collectively as the "Policies") on the life of the Executive from AETNA LIFE INSURANCE COMPANY (the "Insurer") owned by the Executive which are described on Schedule A attached hereto and made a part hereof by reference; and

WHEREAS, the Employer and the Executive have entered into that certain Executive
Split Dollar Life Insurance Agreement dated [         ] with respect thereto
(the "Agreement", providing, among other things, for the specific limited right of the Employer to receive Part One of each Policy, as defined in the Agreement, upon lapse, surrender, maturity or other termination of the Policy (the "Refund Right"); and

WHEREAS, the Executive has made a collateral assignment of each Policy to the Employer to secure the Refund Right; and

WHEREAS, the Employer has created the Trust to provide certain severance benefits to the Executive; and

WHEREAS, this Assignment and Acceptance is made by the Employer and the Trustee to carry out the intention of the Agreement and the Trust.

NOW, THEREFORE, on consideration of the premises:

 1. The Employer hereby transfers and assigns to the Trustee, in trust, and the Trustee hereby accepts and acknowledges assignment of: (a) all claims, options, privileges, benefits, right, title and interest of Employer in, to and under the Policies, and each of them; and (b) the Employer's rights under the Agreement including, without limitation, the Refund Right.


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2.    The Trustee shall hold and distribute all rights and interests assigned hereby in accordance with the Trust Agreement.

3. The Insurer shall have no duty or obligation to inquire into or investigate the reason or validity of the Trustee's request to exercise any of its rights hereunder, or whether the Executive has notice of it. The Insurer may treat any such request by the Trustee as an affirmation that the request conforms to this Assignment and Acceptance and the Agreement and is thereby authorized to act upon such requests; provided the Insurer shall be fully protected in recognizing a request by the Executive to exercise any right of ownership, whether or not the Trustee has notice of such request including, but not limited to, the right to surrender the Policy.

4. Upon request, the Trustee shall forward the Policy to the insurer for endorsement of any designation or change of the Policy beneficiary, or any election of an optional plan for payment of the proceeds. The Trustee shall forward the Policy for these purposes without unreasonable delay.

5. The Insurer is not a party to the Agreement or to this Assignment and Acceptance.

IN WITNESS WHEREOF, the Executive and the Employer have executed this Assignment and Acceptance on the day and year above stated.

                                             FILENE'S BASEMENT CORP.:


Attest:                                      By:
       ---------------------------------        --------------------------------
       Name:                                    Name:
       Title:                                   Title:


                   [seal]

IN WITNESS WHEREOF, the Trustee has executed this Assignment and Acceptance on
the [                                 ]

                                             THE FIRST NATIONAL BANK OF CHICAGO,
                                             As Trustee


Attest:                                       By:
        --------------------------------         -------------------------------
          Name:                                    Name:
          Title:                                   Title:

                              [seal]


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                                   SCHEDULE A

                               (LIST OF POLICIES)

EXECUTIVE                           INSURER                  POLICY NUMBER
---------                           -------                  -------------





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